UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

Myriad Genetics, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-26642

Delaware	87-0494517
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, UT 84108

(Address of principal executive offices, including zip code)

(801) 584-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On December 5, 2012, at our annual meeting of stockholders, our stockholders approved an amendment to our 2010 Employee, Director and Consultant Equity Incentive Plan, as amended, (the “2010 Plan”), to increase the number of shares of common stock available for grant of awards under the 2010 Plan to an aggregate of 4,500,000 shares. A description of the material features of the 2010 Plan and related matters are set forth in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 12, 2012, under the heading “Proposal 2: Approval of Amendments to Our 2010 Employee, Director and Consultant Equity Incentive Plan,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2010 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

On December 5, 2012, at our annual meeting of stockholders, our stockholders also approved our 2012 Employee Stock Purchase Plan (the “Purchase Plan”), which provides employees with the opportunity to purchase up to 2,000,000 shares of our common stock, at a discount, on a tax-favored basis through payroll deductions in compliance with Section 423 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Purchase Plan replaces our existing Employee Stock Purchase Plan, as amended, which terminated upon approval of the Purchase Plan at the annual meeting. A description of the material features of the Purchase Plan and related matters are set forth in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 12, 2012, under the heading “Proposal 3: Approval of the 2012 Employee Stock Purchase Plan,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the Purchase Plan, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

On December 5, 2012, at our annual meeting of stockholders, our stockholders also approved our 2013 Executive Incentive Plan (the “Incentive Plan”), which provides for incentive compensation to our key officers and employees, who, from time to time may be selected for participation. The Incentive Plan is intended to provide incentives and rewards for the contributions of such employees toward the successful achievement of our financial and business goals established for the applicable performance period. Payments pursuant to the Incentive Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code. A description of the material features of the Incentive Plan and related matters are set forth in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 12, 2012, under the heading “Proposal 4: Approval of the 2013 Executive Incentive Plan,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the Purchase Plan, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)    On December 5, 2012, we held our annual meeting of stockholders. Of the 81,465,468 shares of common stock issued and outstanding and eligible to vote as of the record date of October 8, 2012, a quorum of 70,054,115 shares, or approximately 85.99 % of the eligible shares, was present in person or represented by proxy.

(b)	At our annual meeting of stockholders, the following proposals were approved by our stockholders:

•

The election of John T. Henderson, M.D. and S. Louise Phanstiel to serve on our Board of Directors for three-year terms expiring at the 2015 Annual Meeting of Stockholders, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal;

•

The amendment of our 2010 Employee, Director and Consultant Equity Incentive Plan, as amended, to set the number of shares of common stock available for the grant of awards to an aggregate of 4,500,000 shares;

•

The adoption of our 2012 Employee Stock Purchase Plan to provide employees with the opportunity to purchase up to 2,000,000 shares of our common stock, at a discount, on a tax-favored basis through payroll deductions in compliance with Section 423 of the Internal Revenue Code of 1986, as amended;

•

The adoption of our 2013 Executive Incentive Plan to provide for incentive compensation to our key officers and employees, who, from time to time may be selected for participation, which compensation is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended;

•	The ratification of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2013; and
•	The compensation of our named executive officers as disclosed in the proxy statement (on a non-binding, advisory basis).

The final voting results on these matters were as follows:

1.	Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes

John T. Henderson, M.D.	60,917,659	5,000,304	4,136,152
S. Louise Phanstiel	63,439,327	2,478,636	4,136,152

2.	Approval of an amendment to our 2010 Employee, Director and Consultant Equity Incentive Plan, as amended, to set the number of shares of common stock available for the grant of awards to an aggregate of 4,500,000 shares:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

45,553,673	20,300,653	63,637	4,136,152

3.	The adoption of our 2012 Employee Stock Purchase Plan to provide employees with the opportunity to purchase up to 2,000,000 shares of our common stock, at a discount, on a tax-favored basis through payroll deductions in compliance with Section 423 of the Internal Revenue Code of 1986, as amended:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

63,374,804	2,470,813	72,346	4,136,152

4.	The adoption of our 2013 Executive Incentive Plan to provide for incentive compensation to our key officers and employees, who, from time to time may be selected for participation, which compensation is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

63,043,723	2,803,646	70,594	4,136,152

5.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2013:

Votes For	Votes Against	Votes Abstained

68,893,414	1,135,959	24,742

6.	The compensation of our named executive officers as disclosed in the proxy statement (on a non-binding, advisory basis):

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

59,902,522	5,919,426	96,015	4,136,152

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1+	Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan, as amended

10.2+	Myriad Genetics, Inc. 2012 Employee Stock Purchase Plan

10.3+	Myriad Genetics, Inc. 2013 Executive Incentive Plan

(+)	Management contract or compensatory plan arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myriad Genetics, Inc.

Date: December 7, 2012	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1+	Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan, as amended

10.2+	Myriad Genetics, Inc. 2012 Employee Stock Purchase Plan

10.3+	Myriad Genetics, Inc. 2013 Executive Incentive Plan

(+)	Management contract or compensatory plan arrangement